September 30, 2015

Chanticleer Holdings, Inc.

7621 Little Avenue, Suite 414

Charlotte, North Carolina 28226

Ladies and Gentlemen:

As an inducement to Chanticleer Holdings, Inc., a Delaware corporation (“Chanticleer”) to execute the Membership Interest Purchase Agreement (the “Purchase Agreement”) by and between Chanticleer, LBB Acquisition, LLC, a North Carolina limited liability company (the “Subsidiary”), the undersigned, the other members of the limited liability company entities listed on Schedule A annexed hereto (such limited liability companies, the “LBB Entities”) and the LBB Entities, pursuant to which the Subsidiary shall acquire all of the membership interests of the LBB Entities, Chanticleer agreed to issue the undersigned the number of shares of its common stock, par value $0.001 per share, listed on the signature page hereto (the “Common Stock”). As an inducement for the issuance of the Common Stock, the undersigned hereby agrees that he/she shall not, without the prior written consent of Chanticleer, directly or indirectly, offer for sale, sell, assign, pledge, issue, distribute, grant any option or enter into any contract for sale of or otherwise dispose of (any such action being hereafter referred to as a “Transfer”) any shares of Common Stock in violation of the following schedule: (i) one third of the Common Stock shall be immediately available for Transfer upon the Closing Date (as such term is defined in the Purchase Agreement); (ii) one third of the Common Stock shall be available for Transfer beginning on the ninetieth (90th) day following the Closing Date; and (iii) one third of the Common Stock shall be available for Transfer beginning on the one hundred eightieth (180th) day following the Closing Date.

In furtherance of the foregoing, Chanticleer and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock held by the undersigned if such transfer would constitute a violation or breach of this Lock-Up Agreement (the “Agreement”).

This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

If the undersigned fails to fully adhere to the terms and conditions of this Agreement, the undersigned shall be liable to Chanticleer for any damages suffered by it by reason of any such breach of the terms and conditions hereof.  The undersigned agrees that in the event of a breach of any of the terms and conditions of this Agreement by the undersigned, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or surety, and an order of a court requiring the undersigned to cease and desist from violating the terms and conditions of this Agreement and specifically requiring the undersigned to perform his/her obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that Chanticleer may suffer as a result of any breach or continuation thereof.

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the law of the State of Delaware without regard to the choice of law provisions thereof. The prevailing party shall be entitled to recover its reasonable legal fees and expenses from the party not prevailing.

The undersigned agrees (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as Chanticleer may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

Sincerely,

By: ___________________

Name: _________________

Number of Shares of Common Stock:

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SCHEDULE A

LBB ENTITIES

Cuarto LLC

Noveno LLC

Octavo LLC

Primero LLC

Quinto LLC

Segundo LLC

Septimo LLC

Sexto LLC

LBB LLC

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